EXHIBIT 10.5

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        J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,


                               PURCHASER


                        NATIXIS REAL ESTATE CAPITAL INC.


                                  and


               NATIXIS COMMERCIAL MORTGAGE FUNDING, LLC,


                                SELLERS


                        MORTGAGE LOAN PURCHASE AGREEMENT


                        Dated as of July 1, 2007


                       Fixed Rate Mortgage Loans


                           Series 2007-LDP11


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            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of July 1, 2007, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and Natixis Real Estate Capital Inc. ("Natixis RE") and Natixis Commercial Mortgage Funding, LLC ("Natixis CMF"), as sellers (each, a "Seller" and collectively, "Sellers").

            Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of July 1, 2007 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor (the "Depositor"), Wachovia Bank, National Association, as master servicer (the "Master Servicer"), CWCapital Asset Management LLC, as special servicer (the "Special Servicer") and LaSalle Bank National Association, as trustee (the "Trustee"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Natixis RE Mortgage Loans" refers to the mortgage loans listed on Exhibit A-1, the term "Natixis CMF Mortgage Loans" refers to the mortgage loans listed on Exhibit A-2, the term "Mortgage Loans" refers to the Natixis RE Mortgage Loans and the Natixis CMF Mortgage Loans, collectively, and the term "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

            The Purchaser and the Sellers wish to prescribe the manner of sale of the Natixis RE Mortgage Loans from Natixis RE to the Purchaser and the sale of the Natixis CMF Mortgage Loans from Natixis CMF to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

            SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, each of Natixis RE and Natixis CMF does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the Master Servicer and the Sellers) all of its right, title, and interest in and to the Natixis RE Mortgage Loans, in the case of Natixis RE, and the Natixis CMF Mortgage Loans, in the case of Natixis CMF, including all interest and principal received on or with respect to such Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on such Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of each Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. Each Seller's records will accurately reflect the sale of each such Mortgage Loan to the Purchaser. The Depositor will sell the Class A-1, Class A-2, Class A-2FL, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates (the "Offered Certificates") to the underwriters (the "Underwriters") specified in the underwriting agreement dated June 28, 2007 (the "Underwriting Agreement") between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of the several underwriters identified therein, and the Depositor will sell the Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q, Class T and Class NR Certificates (the "Private Certificates") to JPMSI and UBS Securities LLC, the initial purchasers (together with the Underwriters, the "Dealers") specified in the certificate purchase agreement dated June 28, 2007 (the "Certificate Purchase Agreement"), between the Depositor and JPMSI for itself and as representative of the initial purchasers identified therein.

            The sale and conveyance of the Mortgage Loans is being conducted on an arms length basis and upon commercially reasonable terms. As the purchase price for the Natixis RE Mortgage Loans and the Natixis CMF Mortgage Loans, the Purchaser shall pay to Natixis RE or at Natixis RE's direction in immediately available funds the sum of $670,683,086.52 (which amount is inclusive of accrued interest and exclusive of Natixis RE's and Natixis CMF's pro rata share of the costs set forth in Section 9 hereof). The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

            SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by a Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the Master Servicer. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the applicable Seller.

            The transfer of each Mortgage Loan shall be reflected on the applicable Seller's balance sheets and other financial statements as a sale of such Mortgage Loan by the applicable Seller to the Purchaser. Each Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

            The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as a purchase of such Mortgage Loan by the Purchaser from the applicable Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the applicable Seller as a purchase for tax purposes.

            SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs each Seller, and each Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the applicable Mortgage Loans under Sections 2.01(b) and 2.01(c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and 2.01(c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request. In addition, each Seller agrees to deliver or cause to be delivered to the Master Servicer, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that neither Seller shall be required to deliver any draft documents, or any attorney client communications which are privileged communications or constitute legal or other due diligence analyses, or internal communications of such Seller or its affiliates, or credit underwriting or other analyses or data.

            (b) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the applicable Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Trustee as described in such Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the Master Servicer has exercised all remedies available under the Mortgage Loan documents to collect such Transfer Modification Costs from such Mortgagor, in which case the Master Servicer shall give the applicable Seller notice of such failure and the amount of such Transfer Modification costs and the applicable Seller shall pay such Transfer Modification Costs.

            SECTION 4. Treatment as a Security Agreement. Each Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the applicable Mortgage Loans. The parties intend that such conveyance of each Seller's right, title and interest in and to the applicable Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the applicable Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the applicable Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the applicable Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

            SECTION 5. Covenants of the Sellers. Each Seller covenants with the Purchaser as follows:

            (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the applicable Mortgage Loans and the Assignments of Mortgage from such Seller to the Trustee in connection with the Pooling and Servicing Agreement; provided, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage Loans, Assignment of Mortgage or other recorded document in favor of the Trustee will be required to be prepared or delivered and instead, such Seller shall take all actions as are necessary to cause the Trustee to be shown as, and shall deliver evidence of any such transfers to the Master Servicer and the Special Servicer, and the Trustee shall take all actions necessary to confirm that it is shown as, the owner of the related Mortgage on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by such Seller;

            (b) it shall take any action reasonably required by the Purchaser, the Trustee or the Master Servicer, in order to assist and facilitate in the transfer of the servicing of the applicable Mortgage Loans to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any applicable Mortgage Loan to the Trustee (in care of the Master Servicer) for the benefit of Certificateholders. Prior to the date that a letter of credit, if any, with respect to any applicable Mortgage Loan is transferred to the Trustee (in care of the Master Servicer), such Seller will cooperate with the reasonable requests of the Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents;

            (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a Dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or such Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the applicable Mortgage Loans or such Seller, to comply with applicable law, such Seller (or in the case of Natixis CMF, Natixis RE on behalf of such Seller) shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of such Seller (to the extent that such amendment or supplement relates to such Seller, the Mortgage Loans listed on Exhibit A-1, or Exhibit A-2, as applicable, and/or any information relating to the same, as provided by such Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the applicable Mortgage Loans or such Seller, will not, in the light of the circumstances when the Prospectus is so amended or supplemented, be misleading or so that the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the applicable Mortgage Loans or such Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of June 28, 2007 between the Purchaser and Natixis RE (the "Indemnification Agreement"); and

            (d) for so long as the Trust is subject to the reporting requirements of the Exchange Act, such Seller (or in the case of Natixis CMF, Natixis RE on behalf of such Seller) shall provide the Purchaser (or with respect to any Companion Loan related to a Serviced Whole Loan or any Serviced Securitized Companion Loan that is deposited into an Other Securitization or a Regulation AB Companion Loan Securitization, the depositor in such Other Securitization or Regulation AB Companion Loan Securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name on Schedule X and Schedule Y of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            SECTION 6. Representations and Warranties.

            (a) Each Seller represents and warrants to the Purchaser as of the Closing Date that:

            (i) (A) in the case of Natixis RE, it is a corporation, duly organized, validly existing and in good standing under the laws of the State of New York and (B) in the case of Natixis CMF, it is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware;

            (ii) it has the power and authority to own its property and to carry on its business as now conducted;

            (iii) it has the power to execute, deliver and perform this Agreement;

            (iv) it is legally authorized to transact business in the State of New York. Such Seller is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by such Seller;

            (v) the execution, delivery and performance of this Agreement by such Seller have been duly authorized by all requisite action by such Seller's board of directors and will not violate or breach any provision of its organizational documents;

            (vi) this Agreement has been duly executed and delivered by such Seller and constitutes a legal, valid and binding obligation of such Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

            (vii) there are no legal or governmental proceedings pending to which such Seller is a party or of which any property of such Seller is the subject which, if determined adversely to such Seller, would reasonably be expected to adversely affect (A) the transfer of the applicable Mortgage Loans and the Mortgage Loan documents as contemplated herein, (B) the execution and delivery by such Seller or enforceability against such Seller of the applicable Mortgage Loans or this Agreement, or
      (C) the performance of such Seller's obligations hereunder;

            (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by such Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by such Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

            (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the applicable Mortgage Loans and the performance by such Seller of all of its obligations under this Agreement and the consummation by such Seller of the transactions herein contemplated do not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Seller is a party or by which such Seller is bound or to which any of the property or assets of such Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by such Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

            (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers or their respective affiliates or any servicer of a related Mortgage Loan) that may be entitled to any commission or compensation in connection with the sale or purchase of the related Mortgage Loans or entering into this Agreement or (B) paid in full any such commission or compensation (except with respect to any servicer of a related Mortgage Loan, any commission or compensation that may be due and payable to such servicer if such servicer is terminated and does not continue to act as a servicer); and

            (xi) it is solvent and the sale of the applicable Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the applicable Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of such Seller's creditors.

            (b) The Purchaser represents and warrants to such Seller as of the Closing Date that:

            (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

            (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

            (iii) it has the power and authority to own its property and to carry on its business as now conducted;

            (iv) it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument or agreement to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument or agreement;

            (v) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and
      (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

            (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by any governmental authorities or threatened by others;

            (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

            (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Sellers, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the purchase and sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

            (ix) all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

            (x) it has not intentionally violated any provisions of the United States Banking Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

            (c) Natixis RE further makes the representations and warranties as to the Natixis RE Mortgage Loans and the Natixis CMF Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date if specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Sellers of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, any Master Servicer, the Special Servicer, a Certificate Owner or any other Person shall relieve a Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect (it being understood that only Natixis RE shall be liable with respect to any representation or warranty set forth on Exhibit B with respect to the Mortgage Loans (including the Natixis CMF Mortgage Loans)).

            (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Sellers and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.

            (e) Upon notice pursuant to Section 6(d) above, Natixis RE shall, not later than 90 days from the earlier of a Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulation Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, a Seller's discovery of such Breach or Defect (the "Initial Resolution Period"),
(i) cure such Defect or Breach, as the case may be, in all material respects,
(ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing
Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, except with respect to a Defect resulting solely from the failure by a Seller to deliver to the Trustee or Custodian the actual policy of lender's title insurance required pursuant to clause (ix) of the definition of Mortgage File by a date not later than 18 months following the Closing Date, if such Breach or Defect is capable of being cured but is not cured within the Initial Resolution Period, and Natixis RE has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, Natixis RE shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, with respect to the Extended Resolution Period Natixis RE shall have delivered an officer's certificate to the Rating Agencies, the Master Servicer, the Special Servicer, the Trustee and the Directing Certificateholder setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions Natixis RE is pursuing in connection with the cure thereof and stating that Natixis RE anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, Natixis RE shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

            If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then Natixis RE shall cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, in the event any such costs and expenses exceed $10,000, Natixis RE shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, Natixis RE shall remit the amount of such costs and expenses and upon its making such remittance, Natixis RE shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by Natixis RE are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to Natixis RE pursuant to Section 2.03(f) of the Pooling and Servicing Agreement. Notwithstanding the foregoing, the sole remedy with respect to any breach of the representation set forth in the second to last sentence of clause (32) of Exhibit B hereto shall be payment by Natixis RE of such costs and expenses without respect to the materiality of such breach.

            Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original or copy of a "marked up" written commitment or the pro-forma or specimen title insurance policy or a commitment to issue the same pursuant to written escrow instructions signed by the title insurance company) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or
(f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, no Defect (except the Defects previously described in clauses (a) through (f)) shall be considered to materially and adversely affect the value of any Mortgage Loan, the value of the related Mortgaged Property, or the interests of the Trustee therein or the interests of any Certificateholder therein unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or its Custodian within 18 months after the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and Natixis RE will be required to repurchase or substitute for all of the remaining Crossed Loans in the related Crossed Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria, and the Mortgage Loan affected by the applicable Defect or Breach and the Qualified Substitute Mortgage Loan, if any, satisfy all other criteria for repurchase or substitution, as applicable, of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, Natixis RE may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. Natixis RE shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by Natixis RE (such approval not to be unreasonably withheld).

            To the extent that Natixis RE is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither Natixis RE nor the Trustee shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then Natixis RE and the Trustee shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that removes the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan that remains in the Trust Fund is modified to terminate the related cross collateralization and/or cross default provisions, as a condition to such modification, Natixis RE shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by Natixis RE.

            The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

            A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse, as shall be necessary to vest in Natixis RE the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to Natixis RE of all portions of the Mortgage File and other documents (including the Servicing File) pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to Natixis RE any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

            (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

            (g) Each party hereby agrees to promptly notify the other party of any Breach of a representation or warranty contained in this Section 6. Natixis RE's obligation to cure any Breach or Defect or repurchase or substitute for the affected Mortgage Loan pursuant to Section 6(e) herein shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect (subject to the last sentence of the second paragraph of Section 6(e)). It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes only; provided, however, no limitation of remedy is implied with respect to Natixis RE's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

            SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

            (a) Each of the obligations of each Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of each Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of each Seller substantially in the form of Exhibit D.

            (b) The Purchaser shall have received the following additional closing documents with respect to each Seller:

            (i) (A) in the case of Natixis RE, copies of such Seller's articles of association and by-laws and (B) in the case of Natixis CMF, copies of such Seller's certificate of formation and limited liability company agreement, certified as of a recent date by the Secretary or Assistant Secretary of such Seller;

            (ii) an original or copy of a certificate of good standing of such Seller issued by (A) in the case of Natixis RE, the Secretary of the State of New York and (B) in the case of Natixis CMF, the Secretary of State of the State of Delaware dated not earlier than sixty days prior to the Closing Date;

            (iii) an opinion of counsel of such Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                  (A) (A) in the case of Natixis RE, such Seller is a
            corporation, duly organized, validly existing and in good standing under the laws of the State of New York and (B) in the case of Natixis CMF, such Seller is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  (B) such Seller has the power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and, in the case of Natixis RE, the Indemnification Agreement;

                  (C) all necessary corporate or other action has been taken by such Seller to authorize the execution, delivery and performance of this Agreement and, in the case of Natixis RE, the Indemnification Agreement by such Seller and this Agreement is a legal, valid and binding agreement of such Seller enforceable against such Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

                  (D) such Seller's execution and delivery of, and such Seller's performance of its obligations under, each of this Agreement and, in the case of Natixis RE, the Indemnification Agreement do not and will not conflict with such Seller's organizational documents or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which such Seller is a party or by which such Seller is bound, or to which any of the property or assets of such Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on such Seller;

                  (E) there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against such Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or, in the case of Natixis RE, the Indemnification Agreement or (ii) would, if decided adversely to the Sellers, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Seller to perform its obligations under this Agreement or, in the case of Natixis RE, the Indemnification Agreement; and

                  (F) no consent, approval, authorization, order, license,
            registration or qualification of or with federal court or governmental agency or body is required for the consummation by such Seller of the transactions contemplated by this Agreement and, in the case of Natixis RE, the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

            (iv) a letter from counsel of such Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to such Seller or the related Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to such Seller or the related Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

            (d) Natixis RE shall have executed and delivered concurrently herewith the Indemnification Agreement.

            (e) Each Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

            SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

            SECTION 9. Expenses. The Sellers will pay their pro rata share (such Sellers' pro rata share to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including (without duplication thereof), but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans and other mortgage loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement;
(iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Sellers with respect to numerical information in respect of the Mortgage Loans, other mortgage loans and the Certificates included in the Prospectus, the Memoranda (as defined in the Indemnification Agreement) and any related 8-K Information (as defined in the Underwriting Agreement), or items similar to the 8-K Information, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, Prospectus and Memoranda, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, Prospectus, Memoranda and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher Proffitt & Wood LLP, counsel to the Underwriters, and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

            SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

            SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 12. No Third Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

            SECTION 13. Assignment. Each Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement and that the rights so assigned may be further assigned to, and shall inure to the benefit of, any successor trustee under the Pooling and Servicing Agreement. Each Seller hereby acknowledges its obligations (subject to the provisions hereof), including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. Except as set forth hereinabove and in Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement, the representations and warranties of each Seller made hereunder and the remedies provided hereunder with respect to Breaches or Defects may not be further assigned by the Purchaser, the Trustee or any successor trustee. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership. This Agreement shall bind and inure to the benefit of, and be enforceable by, each Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by each Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

            SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first class or registered mail, postage prepaid, to (i) with respect to all notices of legal proceedings and similar matters, c/o Global Securitization Services, LLC, 400 West Main Street, Suite 338, Babylon, NY 11702, Attn.: Bernard J. Angelo, Fax No. (212) 302-8767 and
(ii) with respect to Natixis RE Mortgage Loans and Natixis CMF Mortgage Loans, c/o Natixis Real Estate Capital, Inc., 9 West 57th Street, 36th Floor, New York, New York 10019, Attention: Albert Zakes, fax number: (212) 891-1922

            SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and each Seller; provided, however, unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of a Seller whatsoever shall be effective against such Seller unless such Seller shall have agreed to such amendment in writing.

            SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between a Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. Except as set forth in Section 6 herein, no notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

            SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and a Seller and neither the Purchaser nor a Seller shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

            SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                   * * * * * *

            IN WITNESS WHEREOF, the Purchaser and each Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                          SECURITIES CORP., as Purchaser



                                       By:____________________________________
                                          Name:
                                          Title:


                                       NATIXIS REAL ESTATE CAPITAL
                                          INC., as Seller



                                       By:____________________________________
                                          Name:
                                          Title:



                                       By:____________________________________
                                          Name:
                                          Title:


                                       NATIXIS COMMERCIAL MORTGAGE
                                          FUNDING, LLC, as Seller



                                       By:____________________________________
                                          Name:
                                          Title:

                                   EXHIBIT A-1

                        NATIXIS RE MORTGAGE LOAN SCHEDULE


JPMCC 2007-LDP11
Mortgage Loan Schedule (Combined)


Loan #   Originator   Mortgagor Name                                Property Address                         City              State
------   ----------   -------------------------------------------   --------------------------------------   ----------------  -----
   9       Natixis    Genesee Valley Partners, LP                   3341 South Linden Road                   Flint                MI
  18       Natixis    SRI Eight 399 Boylston LLC                    399 Boylston Street                      Boston               MA
  35       Natixis    Sunflower RV Resort, LLC                      16501 North El Mirage Road               Surprise             AZ
  38       Natixis    Centralia North, LLC                          211 Hoss Road                            Centralia            WA
  48       Natixis    Smoketown Plaza SC, LLC                       13700 Smoketown Road                     Woodbridge           VA
  59       Natixis    Lyndhurst Residential Communities Two, LLC    425 Valley Brook Avenue                  Lyndhurst            NJ
  60       Natixis    Carport Delaware LLC                          387 Mount Hope Avenue                    Rockaway             NJ
  67       Natixis    Arizona & 20th, LLC                           1255 20th Street                         Santa Monica         CA
  89       Natixis    Stan Lucas                                    19000-19038 South Vermont Avenue         Gardena              CA
  87       Natixis    Expo-Ophir, LLC, Expo-CT, LLC, Expo-Bach,     1001 West Martin Luther King Boulevard   Los Angeles          CA
                      LLC
  98       Natixis    Seasons At Vacaville Acquisitions, LLC,       2061 Peabody Road                        Vacaville            CA
                      Seasons at Vacaville TIC 1, LLC, Seasons
                      at Vacaville TIC 2, LLC, Seasons at
                      Vacaville TIC 3, LLC, Seasons at Vacaville
                      TIC 4, LLC, Seasons at Vacaville TIC 5,
                      LLC, Seasons at Vacaville TIC 6, LLC,
                      Seasons at Vacaville TIC 7, LLC, Seasons
                      at Vacaville TIC 8, LLC, Seasons at
                      Vacaville TIC 9, LLC, Seasons at Vacaville
                      TIC 10, LLC, Seasons at Vacaville TIC 11,
                      LLC, Seasons at Vacaville TIC 12, LLC,
                      Seasons at Vacaville TIC 13, LLC, Seasons
                      at Vacaville TIC 14, LLC, Seasons at
                      Vacaville TIC 15, LLC, Seasons at
                      Vacaville TIC 16, LLC, Seasons at
                      Vacaville TIC 17, LLC, Seasons at
                      Vacaville TIC 18, LLC
 100       Natixis    Hunt Valley Lodging, LLC, Hunt Valley         11200 York Road                          Hunt Valley          MD
                      Hospitality, Inc.
 101       Natixis    P.I. Properties NO. 42, L.P.                  16016 East Amar Road                     City of Industry     CA
 103       Natixis    Adelfia Properties II, LLC                    620 North Brand Boulevard                Glendale             CA
 107       Natixis    8457 Melrose Place, LLC                       8455-8459 Melrose Place                  Los Angeles          CA
 109       Natixis    PC Retail, LLC                                6020 North Cicero Avenue                 Chicago              IL
 111       Natixis    Luria Plaza, LLC                              901 14th Lane                            Vero Beach           FL
 112       Natixis    3261-3281 Sawtelle, LLC                       14005 Live Oak Avenue                    Irwindale            CA
 113       Natixis    1370 Washington, LLC                          1370 Washington Avenue and 1345 Drexel   Miami Beach          FL
                      Kam-Ron Limited Liability Company, 8950
 118       Natixis    Memory Park I, L.P., Mariam, Inc.             27772 Avenue Scott                       Valencia             CA
                      Commonwealth Business Center-VOM, LLC,
 121       Natixis    Commonwealth Business Center-VOS, LLC         11001-11003 Bluegrass Parkway            Louisville           KY
 124       Natixis    Spectrum I Dorsey LLC                         6740 Dorsey Road                         Elkridge             MD
 126       Natixis    Rode - Southgate LLC, VOH - Southgate,        10317-10499 South East 82nd Avenue       Milwaukie            OR
                      LLC, ML - Southgate, LLC
 127       Natixis    215 S. Brea Blvd., LLC                        215 South Brea Boulevard                 Brea                 CA
                      Victorville-Ogdensburg, LLC,
 132       Natixis    BL-Ogdensburg, LLC, Milton Bienenfeld         701-723 Canton Street                    Ogdensburg           NY
 133       Natixis    Nottinghill Gate Century Park, LLC            221 Stoddard Drive                       Reno                 NV
 137       Natixis    Sejwad-Dunger, LLC                            501 Taylor Street                        Columbia             SC
 138       Natixis    2907-2921 Main Street Properties, LLC         2907-2921 Main Street                    Santa Monica         CA
 139       Natixis    Centerline JA Holdings, LLC                   25005 Van Dyke                           Center Line          MI
 143       Natixis    Village of Tampa, LLC                         1201 East Skipper Road                   Tampa                FL
 144       Natixis    Sejwad II, LLC                                8300 Two Notch Road                      Columbia             SC
 151       Natixis    5900 Blackwelder Associates, LLC              5900 Blackwelder Street                  Culver City          CA
 153       Natixis    ASR - 6420 Richmond Atrium, LP                6420 Richmond Avenue                     Houston              TX
 157       Natixis    John Ream Curtis 800 S. Retail Center,        800 South State Street                   Orem                 UT
                      LLC, Westgate of Orem, L.C., JCA 800 South
                      State, LLC, Sanchez Utah 1, LLC, Jewkes
                      Brothers Investments, LLC, ABA 800 South
                      State, LLC, Peachtree Platinum Realty, LLC
 159       Natixis    Echo Fidelco Partners, L.P.                   1021 Route 22 East                       Mountainside         NJ
 161       Natixis    Beverly At Almont, LLC                        8950 Beverly Boulevard                   Los Angeles          CA
 165       Natixis    4124 Eagle Rock Blvd. Apts., L.P.             4124 Eagle Rock Boulevard                Los Angeles          CA
 166       Natixis    Park Lane Acquisitions, LLC                   8481-8483 Melrose Place                  Los Angeles          CA
 170       Natixis    AHI-Champaign, LLC                            602 West Marketview Drive                Champaign            IL
 171       Natixis    AHI-Bloomington, LLC                          2403 East Empire Street                  Bloomington          IL
 173       Natixis    La Cienega No. 57, LLC                        Various                                  Los Angeles          CA
 174       Natixis    Lin Evergreen Marketplace LLC                 30790-30901 Stagecoach Boulevard         Evergreen            CO
 185       Natixis    Rebuild LA-Lakewood, LLC, ML-Lakewood,        650 & 670 South Wadsworth Boulevard      Lakewood             CO
                      LLC, Darien-Lakewood, LLC, Starlight
                      Properties, LLC
 192       Natixis    Tropical Flamingo Plaza, LLC                  4135-4175 South Buffalo Drive            Las Vegas            NV
 194       Natixis    WESTPAC Realty Fund XVIII, LLC                6330 & 6350 North State Road 7           Coconut Creek        FL
 204       Natixis    Angelo Balbo Realty Corp.                     9-11 Raymond Avenue                      Poughkeepsie         NY
 218       Natixis    Eagle Atlanta LLC                             600 Eagle's Landing Parkway              Stockbridge          GA
 229       Natixis    926 Haddonfield Road LLC                      926 Haddonfield Road                     Cherry Hill          NJ
 230       Natixis    3060 44th Street, LLC                         3060 East 44th Street                    Vernon               CA
 234       Natixis    Park Meadows 7, LLC                           7824 Park Meadows Drive                  Lone Tree            CO
 237       Natixis    Six Forks LHDH, LLC                           5711 Six Forks Road                      Raleigh              NC
 240       Natixis    Bagels, LLC                                   9031 West Sahara Avenue                  Las Vegas            NV
 241       Natixis    Parthenia Twins Apts., LP                     19236-19248 Parthenia Street             Northridge           CA
 244       Natixis    2937-2939 Main Street Properties, LLC         2937-39 Main Street                      Santa Monica         CA
 246       Natixis    Flaherty Ventures, LLC                        101 Central Street                       Holliston            MA
 248       Natixis    LG-432 Beaver Creek OH, LLC                   2819 Centre Drive                        Beavercreek          OH
 249       Natixis    Century Drive LHDH, LLC                       2209 Century Drive                       Raleigh              NC
 250       Natixis    Crest Partners, LLC                           8351 Standonshire Way                    Raleigh              NC
 251       Natixis    LG-369 Decatur AL, LLC                        2315 Beltline Road                       Decatur              AL
 252       Natixis    LG-328 Huntsville AL, LLC                     4249 Balmoral Drive                      Huntsville           AL
 253       Natixis    LG-404 Flowood MS, LLC                        277 Dogwood Boulevard                    Flowood              MS
 254       Natixis    Santa Monica at Ogden, LLC                    7772 Santa Monica Boulevard              West Hollywood       CA
 255       Natixis    LG-435 Bowling Green KY, LLC                  2920 Scottsville Road                    Bowling Green        KY
 256       Natixis    Creedsouth Investors, LLC                     8301 Bandford Way                        Raleigh              NC
 257       Natixis    LG-340 Savannah GA, LLC                       11301 Abercom Street                     Savannah             GA
 258       Natixis    LG-306 Murfreesboro TN, LLC                   740 North West Broad Street              Murfreesboro         TN
 259       Natixis    LG-332 W. Monroe LA, LLC                      201 Constitution Drive                   West Monroe          LA
 260       Natixis    LG-379 Gallatin TN, LLC                       1007 Village Green Crossing              Gallatin             TN
 261       Natixis    LG-375 Canton MI, LLC                         39605 Ford Road                          Canton               MI
 262       Natixis    LG-409 Ft. Olgethorpe GA, LLC                 2584 Battlefield Parkway                 Fort Oglethorpe      GA
 263       Natixis    LG-377 Oxford AL, LLC                         40 Ali Way                               Oxford               AL
 264       Natixis    LG-381 Evansville IN, LLC                     5645 Pearl Drive                         Evansville           IN
 265       Natixis    LG-394 Austin TX, LLC                         701 East Stassney                        Austin               TX




                                                                                                                    Net
                                                                                                                    Mortgage
                                                                                                         Interest   Interest
Loan #    Zip Code   County             Property Name                            Size      Measure        Rate (%)   Rate
------   --------   ----------------   --------------------------------------   -------   ------------   --------  ---------
     9      48507   Genesee            Genesee Valley Center                     542588    Square Feet    5.95000    5.92966
    18      02116   Suffolk            399 Boylston                              228626    Square Feet    5.70500    5.69466
    35      85374   Maricopa           Sunflower MHP                               1203        Pads       5.47500    5.45466
    38      98531   Lewis              Michaels Industrial                       717953    Square Feet    5.56300    5.54266
    48      22192   Prince William     Smoketown Plaza                           284174    Square Feet    5.60000    5.57966
    59      07071   Bergen             Lyndhurst Shopping Center                  92060    Square Feet    5.89500    5.87466
    60      07866   Morris             Dick's Sporting Goods - Rockaway           80000    Square Feet    5.79000    5.76966
    67      90404   Los Angeles        Ambrose Hotel                                 77       Rooms       5.90000    5.87966
    89      90248   Los Angeles        Vermont Avenue Warehouse                  154370    Square Feet    5.65000    5.62966
    87      90037   Los Angeles        Exposition Marketplace                     51520    Square Feet    5.65800    5.63766
    98      95687   Solano             Paramount Parks Vacaville                     89        Beds       6.45500    6.43466
   100      21030   Baltimore          Hampton Inn Hunt Valley                      125       Rooms       5.66000    5.63966
   101      91744   Los Angeles        Industry Hills Center                     152428    Square Feet    5.72500    5.70466
   103      91203   Los Angeles        Glendale Office                            45388    Square Feet    6.61300    6.59266
   107      90069   Los Angeles        8457 Melrose Place                          4140    Square Feet    5.95000    5.92966
   109      60646   Cook               Whole Foods Cicero                         40400    Square Feet    5.76000    5.73966
   111      32960   Indian River       Luria Plaza                               120742    Square Feet    5.79000    5.76966
   112      91706   Los Angeles        Mellon Bank Office Building                56510    Square Feet    5.93500    5.91466
   113      33139   Miami-Dade         1370 Washington Avenue and 1345
                                       Drexel Avenue                              37290    Square Feet    6.29000    6.26966
   118      91355   Los Angeles        Valencia Industrial                       138348    Square Feet    5.90000    5.87966
   121      40299   Jefferson          Commonwealth Business Center              128226    Square Feet    5.57330    5.55296
   124      21075   Howard             Saval Industrial                          120186    Square Feet    5.62000    5.59966
   126      97222   Clackamas          Southgate Shopping Center                  50862    Square Feet    5.55600    5.53566
   127      92821   Orange             215 South Brea Boulevard                   37141    Square Feet    5.51200    5.49166
   132      13669   St. Lawrence       Seaway Plaza Ogdensburg                   117216    Square Feet    6.15000    6.12966
   133      89502   Washoe             Century Park Apartments                      160       Units       5.80600    5.78566
   137      29201   Richland           Comfort Suites Downtown                       81       Rooms       5.78000    5.74966
   138      90405   Los Angeles        2907-21 Main Street                        16950    Square Feet    5.97500    5.95466
   139      48015   Macomb             Centerline Shopping Center                 67696    Square Feet    5.74000    5.71966
   143      33613   Hillsborough       Village of Tampa                             463        Pads       5.74500    5.72466
   144      29223   Richland           Wingate Inn Columbia                          83       Rooms       5.77000    5.75966
   151      90232   Los Angeles        Burke Williams Headquarters                29925    Square Feet    6.35000    6.32966
   153      77057   Harris             6420 Richmond                              77559    Square Feet    5.87000    5.84966
   157      84097   Utah               Orem Center                                47505    Square Feet    5.93500    5.91466
   159      07092   Union              Loews Mountainside                         48666    Square Feet    5.86000    5.83966
   161      90048   Los Angeles        8950 Beverly Boulevard                      5705    Square Feet    6.36000    6.33966
   165      90065   Los Angeles        Eagleview Apartments                          64       Units       5.72500    5.70466
   166      90069   Los Angeles        8479 Melrose Place                          2931    Square Feet    5.97000    5.94966
   170      61822   Champaign          Country Inn & Suites - Champaign, IL          84       Rooms       6.06000    5.98966
   171      61704   McLean             Country Inn & Suites - Bloomington, IL        85       Rooms       6.06000    5.98966
   173    Various   Los Angeles        320 South Robertson & 819 North La          5580    Square Feet    6.29500    6.27466
                                       Cienega Boulevard
   174      80439   Jefferson          Evergreen Marketplace                      29753    Square Feet    5.70000    5.67966
   185      80226   Jefferson          Lakewood City Center                       44983    Square Feet    5.70000    5.67966
   192      89147   Clark              Tropical Flamingo Village                  21720    Square Feet    5.60500    5.58466
   194      33073   Broward            Shell - Firestone                           9595    Square Feet    5.67000    5.64966
   204      12603   Dutchess           9-11 Raymond Avenue                        33711    Square Feet    6.50000    6.47966
   218      30281   Henry              Eagle Village                              21600    Square Feet    5.69500    5.67466
   229      08002   Camden             926 Haddonfield Road                       14148    Square Feet    6.13000    6.05966
   230      90067   Los Angeles        3060 East 44th Street                      49951    Square Feet    5.81000    5.78966
   234      80124   Douglas            Lone Tree Town Center                      14408    Square Feet    5.85100    5.83066
   237      27609   Wake               Six Forks - Raleigh                        31364    Square Feet    5.95000    5.85966
   240      89117   Clark              9031 West Sahara Avenue                     6900    Square Feet    5.56500    5.54466
   241      91324   Los Angeles        Parthenia Twins Apartments                    36       Units       5.75000    5.72966
   244      90405   Los Angeles        2937-39 Main Street                         4250    Square Feet    5.97500    5.95466
   246      01746   Middlesex          CVS Holliston                              12400    Square Feet    5.74000    5.71966
   248      45324   Greene             Logan Portfolio-Beavercreek, OH             7999    Square Feet    5.86500    5.84466
   249      27612   Wake               Century Drive - Raleigh                    26506    Square Feet    5.95000    5.81466
   250      27615   Wake               Creedmoor Centre 10                         9600    Square Feet    6.23500    6.21466
   251      35601   Morgan             Logan Portfolio-Decatur, AL                 7947    Square Feet    5.86500    5.84466
   252      35801   Madison            Logan Portfolio-Huntsville, AL              7839    Square Feet    5.86500    5.84466
   253      39232   Rankin             Logan Portfolio-Flowood, MS                 8060    Square Feet    5.86500    5.84466
   254      90046   Los Angeles        7772 Santa Monica Boulevard                 4750    Square Feet    6.20000    6.17966
   255      42103   Warren             Logan Portfolio-Bowling Green, KY           8140    Square Feet    5.86500    5.84466
   256      27615   Wake               Creedmoor Centre 1                          9600    Square Feet    6.23500    6.21466
   257      31419   Chatham            Logan Portfolio-Savannah, GA                7409    Square Feet    5.86500    5.84466
   258      37129   Rutherford         Logan Portfolio-Murfreesboro, TN            7839    Square Feet    5.86500    5.84466
   259      71292   Ouachita Parish    Logan Portfolio-West Monroe, LA             7839    Square Feet    5.86500    5.84466
   260      37066   Sumner             Logan Portfolio-Gallatin, TN                7943    Square Feet    5.86500    5.84466
   261      48184   Wayne              Logan Portfolio-Canton, MI                  8329    Square Feet    5.86500    5.84466
   262      30742   Catoosa            Logan Portfolio-Fort Oglethorpe, GA         8060    Square Feet    5.86500    5.84466
   263      36203   Calhoun            Logan Portfolio-Oxford, AL                  7956    Square Feet    5.86500    5.84466
   264      47712   Vanderburgh        Logan Portfolio-Evansville, IN              7961    Square Feet    5.86500    5.84466
   265      78745   Travis             Logan Portfolio-Austin, TX                  8060    Square Feet    5.86500    5.84466


                                                   Rem.   Maturity/   Amort.   Rem.     Monthly Debt   Servicing   Accrual     ARD
Loan #   Original Balance  Cutoff Balance   Term   Term   ARD Date    Term     Amort.   Service        Fee Rate    Type        (Y/N)
------   ----------------  --------------   ----   ----   ---------   ------   ------   ------------   ---------   ----------  -----
     9        110,668,660     110,668,660    120    113   12/05/16       312      312        697,867     0.02000   Actual/360    No
    18         65,300,000      65,300,000     84     80   03/05/14         0        0        314,759     0.01000   Actual/360    No
    35         36,000,000      36,000,000    120    118   05/05/17         0        0        166,531     0.02000   Actual/360    No
    38         35,000,000      35,000,000    120    119   06/05/17       360      360        200,112     0.02000   Actual/360    No
    48         28,500,000      28,500,000    120    117   04/05/17         0        0        134,847     0.02000   Actual/360    No
    59         21,000,000      21,000,000    120    113   12/05/16       360      360        124,491     0.02000   Actual/360    No
    60         20,800,000      20,800,000    120    119   06/05/17       360      360        121,912     0.02000   Actual/360    No
    67         19,500,000      19,383,008    120    114   01/05/17       360      354        115,662     0.02000   Actual/360    No
    89         13,000,000      13,000,000    120    119   06/05/17       360      360         75,041     0.02000   Actual/360    No
    87         13,000,000      13,000,000    120    116   03/07/17       360      360         75,106     0.02000   Actual/360    No
    98         11,300,000      11,300,000    120    117   04/05/17       360      360         71,090     0.02000   Actual/360    No
   100         11,250,000      11,200,228    120    117   04/05/17       300      297         70,164     0.02000   Actual/360    No
   101         10,800,000      10,800,000    120    120   07/05/17       360      360         62,854     0.02000   Actual/360    No
   103         10,350,000      10,350,000     60     59   06/05/12         0        0         57,829     0.02000   Actual/360    No
   107          9,860,000       9,809,916    120    115   02/07/17       360      355         58,799     0.02000   Actual/360    No
   109          9,446,000       9,446,000    120    119   06/07/17         0        0         45,971     0.02000   Actual/360    No
   111          9,270,000       9,270,000    120    118   05/05/17       360      360         54,333     0.02000   Actual/360    No
   112          9,250,000       9,250,000     60     58   05/05/12         0        0         46,384     0.02000   Actual/360    No
   113          9,200,000       9,200,000    120    118   05/01/17       360      360         56,886     0.02000   Actual/360    No
   118          8,970,000       8,944,036    120    117   04/07/17       360      357         53,204     0.02000   Actual/360    No
   121          8,770,000       8,770,000    120    119   06/05/17       360      360         50,199     0.02000   Actual/360    No
   124          8,200,000       8,200,000    120    119   06/05/17         0        0         38,937     0.02000   Actual/360    No
   126          8,150,000       8,150,000    120    118   05/05/17       360      360         46,562     0.02000   Actual/360    No
   127          8,100,000       8,100,000    120    119   06/05/17       360      360         46,052     0.02000   Actual/360    No
   132          7,900,000       7,857,823    120    116   03/05/17       300      296         51,627     0.02000   Actual/360    No
   133          7,800,000       7,800,000    120    119   06/05/17       360      360         45,797     0.02000   Actual/360    No
   137          7,600,000       7,588,657    120    119   06/03/17       300      299         47,950     0.03000   Actual/360    No
   138          7,500,000       7,500,000    120    119   06/05/17         0        0         37,862     0.02000   Actual/360    No
   139          7,200,000       7,200,000    120    119   06/05/17       360      360         41,972     0.02000   Actual/360    No
   143          7,000,000       7,000,000    120    116   03/05/17       360      360         40,828     0.02000   Actual/360    No
   144          7,000,000       6,984,433    120    119   06/03/17       240      239         49,226     0.01000   Actual/360    No
   151          6,500,000       6,500,000    120    113   12/05/16       360      360         40,445     0.02000   Actual/360    No
   153          6,400,000       6,400,000    120    119   06/05/17       360      360         37,838     0.02000   Actual/360    No
   157          6,340,000       6,321,783    120    117   04/05/17       360      357         37,747     0.02000   Actual/360    No
   159          6,200,000       6,188,305    120    118   05/05/17       360      358         36,616     0.02000   Actual/360    No
   161          6,200,000       6,134,511    120    108   07/07/16       360      348         38,619     0.02000   Actual/360    No
   165          6,000,000       5,993,706    120    119   06/05/17       360      359         34,919     0.02000   Actual/360    No
   166          6,000,000       5,964,500    120    114   01/07/17       360      354         35,857     0.02000   Actual/360    No
   170          5,875,000       5,869,218     60     59   06/05/12       360      359         35,451     0.07000   Actual/360    No
   171          5,875,000       5,866,600     60     59   06/05/12       300      299         38,068     0.07000   Actual/360    No
   173          5,800,000       5,752,971    120    111   10/07/16       360      351         35,882     0.02000   Actual/360    No
   174          5,750,000       5,750,000    120    118   05/05/17       360      360         33,373     0.02000   Actual/360    No
   185          5,150,000       5,150,000    120    118   05/05/17       360      360         29,891     0.02000   Actual/360    No
   192          5,000,000       5,000,000    120    119   06/05/17       360      360         28,720     0.02000   Actual/360    No
   194          5,000,000       4,981,041    120    117   04/05/17       324      321         30,177     0.02000   Actual/360    No
   204          4,500,000       4,500,000    120    117   04/05/17       360      360         28,443     0.02000   Actual/360    No
   218          3,750,000       3,750,000    120    118   05/05/17       360      360         21,753     0.02000   Actual/360    No
   229          3,050,000       3,047,038    120    119   06/05/17       360      359         18,542     0.07000   Actual/360    No
   230          3,000,000       2,994,278    120    118   05/05/17       360      358         17,622     0.02000   Actual/360    No
   234          2,720,000       2,720,000     84     83   06/07/14       360      360         16,048     0.02000   Actual/360    No
   237          2,650,000       2,650,000    120    117   04/05/17       360      360         15,803     0.09000   Actual/360    No
   240          2,600,000       2,600,000    120    118   05/05/17       360      360         14,869     0.02000   Actual/360    No
   241          2,600,000       2,597,285    120    119   06/05/17       360      359         15,173     0.02000   Actual/360    No
   244          2,060,000       2,060,000    120    119   06/05/17         0        0         10,400     0.02000   Actual/360    No
   246          2,000,000       1,991,372    120    118   05/05/17       240      238         14,030     0.02000   Actual/360    No
   248          1,915,000       1,915,000    120    118   05/07/17       360      360         11,316     0.02000   Actual/360    No
   249          1,900,000       1,900,000    120    117   04/05/17       360      360         11,330     0.13500   Actual/360    No
   250          1,900,000       1,898,192    120    119   06/05/17       360      359         11,680     0.02000   Actual/360    No
   251          1,755,000       1,755,000    120    118   05/07/17       360      360         10,370     0.02000   Actual/360    No
   252          1,750,000       1,750,000    120    118   05/07/17       360      360         10,341     0.02000   Actual/360    No
   253          1,655,000       1,655,000    120    118   05/07/17       360      360          9,779     0.02000   Actual/360    No
   254          1,650,000       1,631,770    120    112   11/07/16       300      292         10,834     0.02000   Actual/360    No
   255          1,630,000       1,630,000    120    118   05/07/17       360      360          9,632     0.02000   Actual/360    No
   256          1,600,000       1,598,477    120    119   06/05/17       360      359          9,836     0.02000   Actual/360    No
   257          1,555,000       1,555,000    120    118   05/07/17       360      360          9,188     0.02000   Actual/360    No
   258          1,545,000       1,545,000    120    118   05/07/17       360      360          9,129     0.02000   Actual/360    No
   259          1,540,000       1,540,000    120    118   05/07/17       360      360          9,100     0.02000   Actual/360    No
   260          1,475,000       1,475,000    120    118   05/07/17       360      360          8,716     0.02000   Actual/360    No
   261          1,365,000       1,365,000    120    118   05/07/17       360      360          8,066     0.02000   Actual/360    No
   262          1,305,000       1,305,000    120    118   05/07/17       360      360          7,711     0.02000   Actual/360    No
   263          1,280,000       1,280,000    120    118   05/07/17       360      360          7,564     0.02000   Actual/360    No
   264          1,245,000       1,245,000    120    118   05/07/17       360      360          7,357     0.02000   Actual/360    No
   265          1,165,000       1,165,000    120    118   05/07/17       360      360          6,884     0.02000   Actual/360    No



                                           Crossed   Originator/                                                        Letter of
Loan #   ARD Step Up (%)   Title Type      Loan      Loan Seller   Guarantor                                            Credit
------   --------------- ---------------   -------   -----------   --------------------------------------------------   ----------
  9                            Fee                     Natixis     Greg Greenfield & Associates, Ltd.                     No
  18                           Fee                     Natixis     Shorenstein Realty Investors Eight, LP                 No
  35                           Fee                     Natixis     Norton S. Karno                                        No
  38                           Fee                     Natixis     Evergreen Capital Trust                                No
  48                           Fee                     Natixis     Gary Rappaport                                         No
  59                           Fee                     Natixis     Fred Daibes                                            Yes
  60                           Fee                     Natixis     Anthony Fernicola                                      No
  67                           Fee                     Natixis     Paul Wallace                                           No
  89                           Fee                     Natixis     Stan Lucas                                             No
  87                           Fee                     Natixis     Lawrence L. Kuppin and Chaim Treibatch                 No
                                                                   Luke V. McCarthy, Wagner Family Trust dated
                                                                   3/11/91, Latimer Associates LLC, The James B.
                                                                   Monical & Jacqueline J. Monical 2000 Revocable
                                                                   Trust dated 3/13/00, The Van Sloten Living Trust
                                                                   dated August 7, 2000, Raymond H.B. Wong & Lydia
                                                                   A.Y. Wong Revocable Trust dated 6/22/00,
                                                                   Luelling Properties LLC, Gita Dev and Timothy A.
                                                                   Martin, The Mary M. Kennedy Revocable Trust
                                                                   dated 1/24/2000, Prajapati Trust dated 8/6/88,
                                                                   The Schraga Revocable Trust dated 12/3/94, The
                                                                   Sunrise Investment Trust dated March 25, 1996,
                                                                   Louis James Jannace, 123 Watts Street LLC,
                                                                   Frederick N. Gamer, Helaine S. Gamer, Nancy
                                                                   Kelly 1994 Revocable Trust, Los Alamos, LLC and
  98                           Fee                     Natixis     The Warner Family Trust dated 9/20/93                  No
 100                           Fee                     Natixis     Shailesh Patel, Yasmin Patel                           No
 101                           Fee                     Natixis     Rao R. Yalamanchili                                    No
 103                           Fee                     Natixis     Lawrence P. Cimmarusti and Ralph J. Cimmarusti         No
 107                           Fee                     Natixis     Ramesh Ohebsion Akhtarzad                              No
 109                           Fee                     Natixis     Howard W. Edison, H. Bruce McClaren                    No
 111                      Fee/Leasehold                Natixis     Michael R. Rechter and David L. Romano                 No
 112                           Fee                     Natixis     Joseph F. Ruvolo                                       No
 113                           Fee                     Natixis     Michael Simkins                                        No
                                                                   Alan T. Levy, David Meir, Kamran Mehdizadeh, and
 118                           Fee                     Natixis     Mehran Mehdizadeh                                      No
 121                           Fee                     Natixis     Jerry M. Wise, Ronald Z. Harris                        No
 124                           Fee                     Natixis     Marc F. Solomon, David B. Fink                         No
 126                           Fee                     Natixis     Martin Ensbury and W. Jack Rode                        No
                                                                   Dwight Manley, Anthony Fanticola & Jo Ann
 127                           Fee                     Natixis     Fanticola Family Limited Partnership                   No
 132                           Fee                     Natixis     William B. Yeomans and LeMoyne D. Bailey               No
 133                           Fee                     Natixis     Bentley Richards, Susanne Richards                     No
 137                           Fee                     Natixis     Suresh Patel and T.N. Patel                            No
 138                           Fee                     Natixis     Philippe Chicha, Kaye E. Tucker and Julian Chicha      No
 139                           Fee                     Natixis     Geraldine A. Weber                                     No
 143                           Fee                     Natixis     Norton S. Karno                                        No
 144                           Fee                     Natixis     T.N. Patel                                             No
 151                           Fee                     Natixis     William K. Armour                                      No
 153                           Fee                     Natixis     American Spectrum Realty, Inc.                         No
 157                           Fee                     Natixis     David J. Sanchez                                       No
 159                           Fee                     Natixis     Marc Berson                                            No
 161                           Fee                     Natixis     Ramesh Ohebsion Akhtarzad                              No
 165                           Fee                     Natixis     Rao R. Yalamanchili                                    No
 166                           Fee                     Natixis     Ramesh Ohebsion Akhtarzad                              No
 170                           Fee                     Natixis     Mahmoud Morad                                          No
 171                           Fee                     Natixis     Mahmoud Morad                                          No
 173                           Fee                     Natixis     Ramesh Ohebsion Akhtarzad                              No
 174                           Fee                     Natixis     Maria Lin                                              No
                                                                   Martin Ensbury, Giovanni Giammarco, and Frank
 185                           Fee                     Natixis     Darien                                                 No
                                                                   Jeffrey Kabakoff, Maria Kabakoff, Kabakoff
 192                           Fee                     Natixis     Family Trust                                           No
 194                           Fee                     Natixis     H & R Real Estate Investment Trust                     No
 204                           Fee                     Natixis     Angelo P. Balbo                                        No
 218                           Fee                     Natixis     Jack Williams                                          Yes
 229                           Fee                     Natixis     George Cholaj and Frank A. Fiannaca                    No
 230                           Fee                     Natixis     Behruz Gabbai                                          No
 234                           Fee                     Natixis     McGuire Family Trust and David Azouz                   No
 237                           Fee             C       Natixis     Carolyn Christians                                     No
                                                                   Chris Emanuel, Nancy Emanuel, and the Chris
 240                           Fee                     Natixis     Emanuel Trust                                          No
 241                           Fee                     Natixis     Popatlal Savla                                         No
 244                           Fee                     Natixis     Philippe Chicha, Robert Chicha, Julian Chicha          No
 246                           Fee                     Natixis     Jeff Flaherty                                          No
                                                                   Nicholas S. Schorsch, William M. Kahane, UBSREI,
 248                           Fee             B       Natixis     DRCM, Triple Net                                       No
 249                           Fee             C       Natixis     Carolyn Christians                                     No
                                                                   K. Neil Morris, Albert L. Morris III, William F.
 250                           Fee                     Natixis     Harrington and Henry MacNair                           No
                                                                   Nicholas S. Schorsch, William M. Kahane, UBSREI,
 251                           Fee             B       Natixis     DRCM, Triple Net                                       No
                                                                   Nicholas S. Schorsch, William M. Kahane, UBSREI,
 252                           Fee             B       Natixis     DRCM, Triple Net                                       No
                                                                   Nicholas S. Schorsch, William M. Kahane, UBSREI,
 253                           Fee             B       Natixis     DRCM, Triple Net                                       No
 254                           Fee                     Natixis     Ramesh Ohebsion Akhtarzad                              No
                                                                   Nicholas S. Schorsch, William M. Kahane, UBSREI,
 255                           Fee             B       Natixis     DRCM, Triple Net                                       No
                                                                   K. Neil Morris, Russell Gay, Terry Thrower,
 256                           Fee                     Natixis     Henry MacNair                                          No
                                                                   Nicholas S. Schorsch, William M. Kahane, UBSREI,
 257                           Fee             B       Natixis     DRCM, Triple Net                                       No
                                                                   Nicholas S. Schorsch, William M. Kahane, UBSREI,
 258                           Fee             B       Natixis     DRCM, Triple Net                                       No
                                                                   Nicholas S. Schorsch, William M. Kahane, UBSREI,
 259                           Fee             B       Natixis     DRCM, Triple Net                                       No
                                                                   Nicholas S. Schorsch, William M. Kahane, UBSREI,
 260                           Fee             B       Natixis     DRCM, Triple Net                                       No
                                                                   Nicholas S. Schorsch, William M. Kahane, UBSREI,
 261                           Fee             B       Natixis     DRCM, Triple Net                                       No
                                                                   Nicholas S. Schorsch, William M. Kahane, UBSREI,
 262                           Fee             B       Natixis     DRCM, Triple Net                                       No
                                                                   Nicholas S. Schorsch, William M. Kahane, UBSREI,
 263                           Fee             B       Natixis     DRCM, Triple Net                                       No
                                                                   Nicholas S. Schorsch, William M. Kahane, UBSREI,
 264                           Fee             B       Natixis     DRCM, Triple Net                                       No
                                                                   Nicholas S. Schorsch, William M. Kahane, UBSREI,
 265                           Fee             B       Natixis     DRCM, Triple Net                                       No


                                                      UPFRONT ESCROW
         -------------------------------------------------------------------------------------------------------------
         Upfront CapEx   Upfront        Upfront Envir.   Upfront TI/LC   Upfront RE Tax   Upfront Ins.   Upfront Other
Loan #   Reserve         Eng. Reserve   Reserve          Reserve         Reserve          Reserve        Reserve
------   -------------   ------------   --------------   -------------   --------------   ------------   -------------
     9      951,000.00      27,750.00        21,250.00       51,597.00     1,232,954.00      69,992.00   10,028,635.54
    18            0.00           0.00             0.00    4,683,369.94       106,882.57     115,972.00            0.00
    35            0.00           0.00             0.00            0.00        24,775.00      22,547.00            0.00
    38            0.00           0.00             0.00            0.00       126,032.86      35,498.95            0.00
    48    1,771,855.00     228,145.00             0.00      200,000.00       203,308.83       9,666.08      114,700.00
    59            0.00           0.00        50,000.00            0.00        37,510.06       4,185.00    1,059,487.50
    60            0.00           0.00             0.00            0.00             0.00           0.00            0.00
    67            0.00           0.00             0.00            0.00             0.00      37,142.67            0.00
    89            0.00           0.00         1,250.00            0.00        10,742.29       5,120.00            0.00
    87            0.00       6,875.00         3,125.00            0.00        61,500.00       5,347.00      118,909.00
    98            0.00           0.00             0.00            0.00        48,483.67      34,875.18            0.00
   100            0.00      41,875.00         3,125.00            0.00        58,533.00       9,324.00            0.00
   101            0.00           0.00           625.00            0.00        73,778.00       3,380.00            0.00
   103            0.00           0.00             0.00            0.00        15,502.00       1,194.00            0.00
   107            0.00           0.00             0.00            0.00             0.00       1,018.00      287,000.00
   109            0.00           0.00        61,250.00            0.00        91,770.00       2,644.00            0.00
   111            0.00           0.00             0.00      150,000.00        88,651.00      19,444.29        2,354.00
   112            0.00           0.00             0.00      471,000.00        71,917.00       2,434.00            0.00
   113            0.00           0.00             0.00      300,000.00        99,911.00       5,685.00    1,840,000.00
   118            0.00           0.00             0.00      200,000.00        42,160.00       4,652.00            0.00
   121      300,000.00       7,125.00             0.00      300,000.00        40,249.00       3,092.00            0.00
   124            0.00           0.00         1,875.00            0.00             0.00           0.00            0.00
   126      150,000.00           0.00       250,625.00       35,000.00        28,264.00         964.00      250,000.00
   127            0.00           0.00             0.00       50,000.00        26,682.00         800.00       35,000.00
   132            0.00       8,750.00             0.00      100,000.00        56,408.93       8,565.23       52,237.50
   133            0.00       3,125.00           625.00            0.00        11,916.00       2,800.00            0.00
   137            0.00           0.00             0.00            0.00        42,887.00         781.00            0.00
   138            0.00           0.00             0.00       60,000.00         6,633.87       2,165.50            0.00
   139            0.00       8,750.00           625.00       75,000.00        46,723.00           0.00            0.00
   143            0.00           0.00         1,250.00            0.00        36,200.00       4,164.00            0.00
   144            0.00           0.00             0.00            0.00        43,462.00         747.00            0.00
   151            0.00           0.00             0.00            0.00        21,266.00      10,978.00            0.00
   153            0.00           0.00             0.00       75,000.00        20,431.68       2,386.73            0.00
   157            0.00           0.00             0.00       90,000.00        18,404.81       3,252.24      100,000.00
   159            0.00           0.00             0.00            0.00             0.00           0.00            0.00
   161            0.00           0.00           625.00            0.00        31,275.00       1,689.00            0.00
   165            0.00           0.00             0.00            0.00         5,900.00       4,376.00            0.00
   166            0.00           0.00           625.00            0.00             0.00         772.00      101,668.00
   170            0.00           0.00             0.00            0.00        26,891.00       3,372.00            0.00
   171            0.00           0.00             0.00            0.00        23,810.00       3,652.00            0.00
   173            0.00           0.00         1,250.00            0.00        39,003.00       3,180.00      124,000.00
   174            0.00       2,812.50             0.00      150,000.00        41,272.00       6,699.00            0.00
   185       55,000.00           0.00             0.00      100,000.00        35,877.00       6,996.00            0.00
   192            0.00           0.00         2,500.00       85,000.00         8,128.00      14,753.00            0.00
   194            0.00           0.00             0.00            0.00             0.00           0.00            0.00
   204            0.00           0.00             0.00      600,000.00        25,758.44       3,228.19            0.00
   218            0.00           0.00             0.00            0.00        26,888.00       1,934.00            0.00
   229            0.00           0.00             0.00            0.00        14,335.73       3,012.28            0.00
   230            0.00           0.00             0.00       80,000.00        12,530.00       1,367.00            0.00
   234            0.00       2,500.00             0.00            0.00             0.00       1,100.00            0.00
   237            0.00           0.00             0.00       25,000.00        14,770.00         458.00            0.00
   240            0.00           0.00             0.00            0.00         8,363.00         285.00            0.00
   241            0.00           0.00           625.00            0.00         8,337.00       1,095.00            0.00
   244            0.00           0.00             0.00       25,000.00         2,820.00         705.25            0.00
   246       80,000.00           0.00             0.00            0.00             0.00          87.50            0.00
   248            0.00           0.00             0.00            0.00             0.00           0.00            0.00
   249            0.00           0.00             0.00       25,000.00        13,967.00         589.00            0.00
   250            0.00           0.00             0.00       80,000.00         6,993.00           0.00        6,000.00
   251            0.00           0.00             0.00            0.00             0.00           0.00            0.00
   252            0.00           0.00             0.00            0.00             0.00           0.00            0.00
   253            0.00           0.00             0.00            0.00             0.00           0.00            0.00
   254            0.00           0.00             0.00            0.00         2,482.00       2,235.00       72,708.00
   255            0.00           0.00             0.00            0.00             0.00           0.00            0.00
   256            0.00           0.00             0.00            0.00         9,211.00           0.00        6,000.00
   257            0.00           0.00             0.00            0.00             0.00           0.00            0.00
   258            0.00           0.00             0.00            0.00             0.00           0.00            0.00
   259            0.00           0.00             0.00            0.00             0.00           0.00            0.00
   260            0.00           0.00             0.00            0.00             0.00           0.00            0.00
   261            0.00           0.00             0.00            0.00             0.00           0.00            0.00
   262            0.00           0.00             0.00            0.00             0.00           0.00            0.00
   263            0.00           0.00             0.00            0.00             0.00           0.00            0.00
   264            0.00           0.00             0.00            0.00             0.00           0.00            0.00
   265            0.00           0.00             0.00            0.00             0.00           0.00            0.00

                                                            MONTHLY ESCROW
           -----------------------------------------------------------------------------------------------------------------------
           Monthly Capex   Monthly Envir.  Monthly TI/LC    Monthly RE Tax   Monthly Ins.
Loan #     Reserve         Reserve         Reserve          Reserve          Reserve          Monthly Other Reserve
--------   -------------   -------------   --------------   --------------   -------------    ------------------------------------
  9                 0.00            0.00         38000.00       245000.00         23000.00                                   0.00

  18                0.00            0.00             0.00       213765.12         13042.00                                   0.00

  35             2037.08            0.00             0.00         8300.00          2978.42    On each payment date in October,
                                                                                              November, December and January,
                                                                                              borrower will fund $205,312.50
                                                                                              into the seasonality reserve. On
                                                                                              each payment date in April, May,
                                                                                              June, July and August, $164,250
                                                                                              will be disbursed from the
                                                                                              seasonality reserve.

  38             5982.94            0.00             0.00        21005.48          5916.00                                   0.00
  48                0.00            0.00          3333.33        33884.83          3222.08                                   0.00
  59             1115.08            0.00          5750.38        18755.03          4650.67                                   0.00
  60                0.00            0.00             0.00            0.00             0.00                                   0.00
  67            14901.17            0.00             0.00        18382.95          9285.67                                   0.00
  89             1830.19            0.00          2500.00         5371.14          1023.92                                   0.00
  87             1250.00            0.00          5650.00        11661.78          3100.00                                   0.00
  98             2700.00            0.00             0.00        15391.67          4982.18                                   0.00
 100            13386.55            0.00             0.00         7316.54          2330.87                                   0.00
 101             1900.00            0.00          7500.00        18500.00          2100.00                                   0.00
 103              756.45            0.00          6000.00         7750.83           532.33                                   0.00
 107               79.35            0.00           258.75         7900.00           203.53                                   0.00
 109              336.37            0.00             0.00        22942.50           660.92                                   0.00
 111             2113.00            0.00          7500.00        14775.17         19444.29                                2354.00
 112              941.83            0.00          8188.04        18200.00          1217.17                                8042.00
 113              688.00            0.00          5000.00        16651.75          8797.00                                   0.00
 118             1000.00            0.00          4300.00        10530.00          2350.00                                   0.00
 121            10000.00            0.00          5833.00         5749.92          1545.67                                   0.00
 124                0.00            0.00             0.00            0.00             0.00                                   0.00
 126             1992.10            0.00          2500.00         4100.00           964.17                                2900.00
 127              802.92            0.00          1666.67         8900.00           399.92                                   0.00
 132             1715.00            0.00          2000.00        16223.12          2855.23                                   0.00
 133             3333.00            0.00             0.00         4000.00          2800.00                                   0.00
 137             6394.92            0.00             0.00         7147.83           781.00                                   0.00
 138                0.00            0.00          1412.50            0.00             0.00                                   0.00
 139              850.00            0.00          2500.00         9400.00           800.00                                   0.00
 143             1929.17            0.00             0.00        18100.00          2081.89                                   0.00
 144             6800.00            0.00             0.00         6208.84           747.35                                   0.00
 151              348.00            0.00          2538.33         6636.92          2893.73                                   0.00
 153              840.00            0.00          5000.00         6810.68           795.73                                   0.00
 157              594.00            0.00          3000.00         3680.96           650.45                                   0.00
 159                0.00            0.00             0.00            0.00             0.00                                   0.00
 161              118.83            0.00           475.00         6271.55           208.28                                   0.00
 165             1333.00            0.00             0.00         5900.00          2400.00                                   0.00
 166               56.18            0.00           183.19         4881.99            68.83                                   0.00
 170             6878.78            0.00             0.00         6722.92          1686.17                                   0.00
 171             6977.33            0.00             0.00         5952.50          1826.33                                   0.00
 173              139.20            0.00           348.75         4469.85           303.76                                   0.00
 174              669.44            0.00          1860.00        14100.00           957.00                                   0.00
 185              600.00            0.00          1874.00        12200.00           583.00                                   0.00
 192              307.70            0.00          1538.50         2300.00          1134.83                                   0.00
 194                0.00            0.00             0.00            0.00             0.00                                   0.00
 204              668.75            0.00             0.00        14682.44          1076.19                                   0.00
 218              270.00            0.00             0.00         4000.00           967.42                                   0.00
 229               95.00            0.00          1033.33         4778.73           430.28                                   0.00
 230              624.39            0.00           833.33         4300.00             0.00                                   0.00
 234              200.00            0.00           900.00         7100.00           555.00                                   0.00
 237              522.75            0.00          2604.75         2461.65           458.33                                   0.00
 240              105.00            0.00           833.33         1800.00           350.00                                   0.00
 241              750.00            0.00             0.00         3000.00           700.00                                   0.00
 244                0.00            0.00           354.17            0.00             0.00                                   0.00
 246              105.00            0.00           750.00            0.00             0.00                                   0.00
 248                0.00            0.00             0.00            0.00             0.00                                   0.00
 249              441.75            0.00          1986.00         1995.29           589.17                                   0.00
 250              120.00            0.00           800.00          777.03             0.00                                1000.00
 251                0.00            0.00             0.00            0.00             0.00                                   0.00
 252                0.00            0.00             0.00            0.00             0.00                                   0.00
 253                0.00            0.00             0.00            0.00             0.00                                   0.00
 254               59.38            0.00           296.88         1833.93          2170.56                                   0.00
 255                0.00            0.00             0.00            0.00             0.00                                   0.00
 256              120.00            0.00          1000.00         1023.47             0.00                                1000.00
 257                0.00            0.00             0.00            0.00             0.00                                   0.00
 258                0.00            0.00             0.00            0.00             0.00                                   0.00
 259                0.00            0.00             0.00            0.00             0.00                                   0.00
 260                0.00            0.00             0.00            0.00             0.00                                   0.00
 261                0.00            0.00             0.00            0.00             0.00                                   0.00
 262                0.00            0.00             0.00            0.00             0.00                                   0.00
 263                0.00            0.00             0.00            0.00             0.00                                   0.00
 264                0.00            0.00             0.00            0.00             0.00                                   0.00
 265                0.00            0.00             0.00            0.00             0.00                                   0.00



                                                                                                     Remaining
                                                                     Interest            Final       Amortization
         Grace    Lockbox                              Defeasance    Accrual     Loan    Maturity    Term for
Loan #   Period   In-place   Property Type             Permitted     Period      Group   Date        Balloon Loans
------   ------   --------   -----------------------   ----------   ------------ -----   --------    -------------
  9           0   Yes                Retail                Yes      Actual/360      1                          312
  18          5   Yes                Office                Yes      Actual/360      1
  35          0   No          Manufactured Housing         Yes      Actual/360      2
  38          0   Yes              Industrial              Yes      Actual/360      1                          360
  48          0   Yes                Retail                Yes      Actual/360      1
  59          0   No                 Retail                Yes      Actual/360      1                          360
  60          0   Yes                Retail                Yes      Actual/360      1                          360
  67          0   No                 Hotel                 Yes      Actual/360      1                          360
  89          0   No               Industrial              Yes      Actual/360      1                          360
  87          0   No                 Retail                Yes      Actual/360      1                          360
  98          0   Yes            Senior Housing            Yes      Actual/360      1                          360
 100          0   Yes                Hotel                 Yes      Actual/360      1                          300
 101          0   No               Industrial              No       Actual/360      1                          360
 103          0   No                 Office                No       Actual/360      1
 107          0   No                 Retail                No       Actual/360      1                          360
 109          5   Yes                Retail                Yes      Actual/360      1
 111          0   No                 Retail                Yes      Actual/360      1                          360
 112          0   Yes                Office                Yes      Actual/360      1
 113          5   No               Mixed Use               Yes      Actual/360      1                          360
 118          0   Yes              Industrial              Yes      Actual/360      1                          360
 121          0   No                 Office                No       Actual/360      1                          360
 124          0   Yes              Industrial              Yes      Actual/360      1
 126          0   No                 Retail                Yes      Actual/360      1                          360
 127          0   No               Mixed Use               Yes      Actual/360      1                          360
 132          0   No                 Retail                Yes      Actual/360      1                          300
 133          0   No              Multifamily              Yes      Actual/360      2                          360
 137          0   No                 Hotel                 No       Actual/360      1                          300
 138          0   No                 Retail                Yes      Actual/360      1
 139          0   No                 Retail                Yes      Actual/360      1                          360
 143          0   No          Manufactured Housing         Yes      Actual/360      2                          360
 144          2   No                 Hotel                 No       Actual/360      1                          240
 151          0   Yes                Office                Yes      Actual/360      1                          360
 153          0   No                 Office                Yes      Actual/360      1                          360
 157          0   No                 Retail                Yes      Actual/360      1                          360
 159          0   No                 Retail                Yes      Actual/360      1                          360
 161          0   No                 Retail                Yes      Actual/360      1                          360
 165          0   No              Multifamily              No       Actual/360      2                          360
 166          0   No                 Retail                No       Actual/360      1                          360
 170          0   Yes                Hotel                 No       Actual/360      1                          360
 171          0   Yes                Hotel                 No       Actual/360      1                          300
 173          0   No                 Retail                No       Actual/360      1                          360
 174          0   No                 Retail                Yes      Actual/360      1                          360
 185          0   No                 Retail                Yes      Actual/360      1                          360
 192          0   No                 Retail                Yes      Actual/360      1                          360
 194          0   No                 Retail                Yes      Actual/360      1                          324
 204          0   No                 Office                Yes      Actual/360      1                          360
 218          0   No                 Retail                Yes      Actual/360      1                          360
 229          0   No                 Retail                Yes      Actual/360      1                          360
 230          0   Yes              Industrial              No       Actual/360      1                          360
 234          0   No                 Retail                No       Actual/360      1                          360
 237         15   No                 Office                Yes      Actual/360      1                          360
 240          0   No                 Retail                Yes      Actual/360      1                          360
 241          0   No              Multifamily              No       Actual/360      2                          360
 244          0   No                 Retail                Yes      Actual/360      1
 246          0   No                 Retail                Yes      Actual/360      1                          240
 248          0   Yes                Retail                Yes      Actual/360      1                          360
 249         15   No                 Office                Yes      Actual/360      1                          360
 250          0   No                 Office                Yes      Actual/360      1                          360
 251          0   Yes                Retail                Yes      Actual/360      1                          360
 252          0   Yes                Retail                Yes      Actual/360      1                          360
 253          0   Yes                Retail                Yes      Actual/360      1                          360
 254          0   No                 Retail                Yes      Actual/360      1                          300
 255          0   Yes                Retail                Yes      Actual/360      1                          360
 256          0   No                 Office                Yes      Actual/360      1                          360
 257          0   Yes                Retail                Yes      Actual/360      1                          360
 258          0   Yes                Retail                Yes      Actual/360      1                          360
 259          0   Yes                Retail                Yes      Actual/360      1                          360
 260          0   Yes                Retail                Yes      Actual/360      1                          360
 261          0   Yes                Retail                Yes      Actual/360      1                          360
 262          0   Yes                Retail                Yes      Actual/360      1                          360
 263          0   Yes                Retail                Yes      Actual/360      1                          360
 264          0   Yes                Retail                Yes      Actual/360      1                          360
 265          0   Yes                Retail                Yes      Actual/360      1                          360


                                   EXHIBIT A-2

                       NATIXIS CMF MORTGAGE LOAN SCHEDULE

                                    EXHIBIT B


                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                                    EXHIBIT C

           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES
                                (NATIXIS LOANS)


-----------------------------------------------------------------------------------------------------------
ALL NATIXIS LOANS                           Exception
-----------------------------------------------------------------------------------------------------------
Exception to Representation 22 -
Insurance                                   Insurance policies are required to be issued by insurers
                                            with rating of A:VII from A.M. Best Company or BBB (or the equivalent) or better from Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or
                                            Moody's Investor Services, Inc.


-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
Loan Number and Name: Michael's             Exception
Industrial  [$35,000,000]
-----------------------------------------------------------------------------------------------------------
Exception to Representation 12 -
Releases                                    The related loan documents permit the borrower to obtain the release of portion of the mortgaged property, i.e. the
                                            condominium Units 2 and 3 of the Centralia North I
                                            Commercial-Industrial Condominium (the "Condo"), which are not owned by the borrower, from the lien of the mortgage upon the satisfaction of certain conditions specified in the loan documents, including without limitation receipt of the
                                            satisfactory amendment to the existing lease of the mortgaged property, encompassing Units 1, 2 and 3 of the Condo.



-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
Loan Number and Name:                       Exception
Smoketown Plaza [$28,500,000]
-----------------------------------------------------------------------------------------------------------
Exception to Representation 32 - Due        The sponsor of the related borrower has an outstanding
on Sale or Encumbrance                      revolving credit facility with U.S. Bank, N.A., as
                                            lender, secured by, among other things, 60.2% of the
                                            indirect equity interest in the borrower owned by equity
                                            owner.
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
Loan Name: Vermont Avenue Warehouse         Exception
Loan  [$13,000,000]

-----------------------------------------------------------------------------------------------------------
Exception to Representation 30 -            Mortgagor is an individual, not a Single Purpose Entity
Single Purpose Entity



-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
Loan Name: Paramount Parks - Vacaville      Exception
[$11,300,000]
-----------------------------------------------------------------------------------------------------------
Exception to Representation 10 -            The liability of each of the Tenants-in-Common Mortgagors
Recourse                                    is limited to that Mortgagor's interests/acts.

-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
Loan Name: Whole Foods Cicero               Exception
Loan  [$9,445,000]
-----------------------------------------------------------------------------------------------------------

Exception to Representation  21(iii) -      Hazardous substances have been disclosed in the
Environmental Conditions                    Environmental Report.   The adjacent property owner is
                                            contractually obligated (to the Mortgagor) to obtain a No
                                            Further Action Letter from the State of Illinois, and
                                            such obligation inures to the benefit of the lender.
                                            Mortgagor has escrowed 125% of the estimated remediation
                                            costs with lender.    However, lender will release the
                                            environmental remediation escrow upon such time as the
                                            adjacent property owner, to the satisfaction of lender,
                                            places in escrow an equal or greater amount with such
                                            owner's (unrelated) construction lender for remediation
                                            of the same substances.

-----------------------------------------------------------------------------------------------------------
Exception to Representation 22 -            1) Application of casualty insurance proceeds is subject
Insurance                                   to the terms of the Declaration of Covenants, Conditions,
                                            Restrictions, and Easements

                                            2) Property is part of a mixed-use building, of which
                                            Mortgagor owns a portion. Mortgagor is only required to
                                            place in escrow with lender the portion of insurance
                                            premiums allocable to its portion of the property. If
                                            adjacent property owners fail to pay premiums, Mortgagor
                                            must pay the premiums of such owners prior to the
                                            expiration of the related policies.

-----------------------------------------------------------------------------------------------------------
Exception to Representation 17 - Taxes      Property is not a  separate and complete tax parcel and
                                            shares tax ID numbers with property owned by other
                                            owners. Mortgagor will only escrow for tax liability that
                                            is allocable to its portion of the shared tax parcels.
                                            Mortgagor and Guarantor have agreed to a non-recourse
                                            carve-out for damages incurred by lender arising from
                                            failure of other property owners to pay taxes, and
                                            Guarantor will maintain liquid assets of at least
                                            $500,000 until such time as the property is assigned a
                                            unique tax ID number.
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
Loan Name: Luria Plaza                      Exception
Loan  [$9,270,000]

-----------------------------------------------------------------------------------------------------------
Exception to Representation 12 - Releases   The related loan documents permit the borrower to obtain
                                            the release of portion of the Mortgaged Property from the
                                            lien of the mortgage upon the satisfaction of certain
                                            conditions specified in the loan documents, including
                                            without limitation (i) the transfer of the release parcel
                                            to a bona-fide unaffiliated third party; (ii) no event of
                                            default has occurred and is continuing under the terms of
                                            the related mortgage loan documents; (iii) the debt
                                            service coverage ratio for the loan after giving effect
                                            to such release is not less than 1.20x; (iv) the
                                            loan-to-value ratio is not greater than 80% and (v)
                                            borrower defeases the loan in an amount equal to
                                            $300,000.

Exception to Representation 20 (iii) -      The Ground Lease does not contain assignment provisions.
Ground Leases

Exception to Representation 20 (iv)          The Ground Lease does not contain amendment restrictions.
 - Ground Leases

Exception to Representation 20 (v)           Ground Lessor has only agreed to give notice of default
- Ground Leases                              if it is notified of Mortgagee's status.

Exception to Representation 20 (vi)          If Ground Lessor is aware of Mortgagee's status it will
- Ground Leases                              allow Mortgagee to cure.

                                             The Ground Lease does not contain provision allowing
                                             mortgagee to enter into a new ground lease following the
                                             termination or rejection of the existing Ground Lease.

Exception to Representation 20 (vii)         The Ground Lease expires 20 years from 9/2/1987 and has
- Ground Leases                              four (4) five (5) year option terms

Exception to Representation 20 (viii)        The Ground Lease does not contain insurance provisions
- Ground Leases


Exception to Representation 20 (ix)          The Ground Lease does not contain provisions relating to
- Ground Leases                              subletting.



-----------------------------------------------------------------------------------------------------------
Loan Name: 1370 Washington Avenue and 1345  Exception
Drexel Avenue
Loan  [$9,200,000]

-----------------------------------------------------------------------------------------------------------
Exception to Representation 22 -            Mortgagor has posted reserves to account for shortages in
Insurance                                   windstorm and business interruption insurance.


-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
Loan Number and Name: Valencia              Exception
Industrial Loan [$8,970,000]
-----------------------------------------------------------------------------------------------------------
Exception to Representation 30 -            Only 8950 Memory Park I, L.P., one of the three
Single Purpose Entity                       Mortgagors, is an SPE. Mariam, Inc. and Kam-Ron Limited
                                            Liability Company are not SPEs.


-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
Loan Name: Southgate Shopping Center Loan   Exception
[$8,150,000]

-----------------------------------------------------------------------------------------------------------
Exception to Representation 21 -            There is an Environmental Remedial Reserve Subaccount to
Environmental                               reserve for the costs of Mortgagor's compliance with
                                            remedial measures recommended in the Environmental
                                            Report.

-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
Loan Name: Village of Tampa Loan            Exception
[$7,000,000]

-----------------------------------------------------------------------------------------------------------
Exception to Representation 22 -            The deductible for windstorm coverage is the greater of
Insurance                                   10% of the total insurable value or $233,000.
-----------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
Loan Name: Wingate Inn Columbia Loan        Exception
[$7,000,000]

-----------------------------------------------------------------------------------------------------------
Exception to Representation 17 - Taxes      A portion of the property is in a separate tax parcel.
                                            Lot split is underway. Until lot split is complete,
                                            reserves for the estimated taxes for the entire parcel to
                                            which that portion currently belongs have been made.

-----------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
Loan Name: 8950 Beverly Blvd                Exception
Loan  [$6,200,000]

-----------------------------------------------------------------------------------------------------------
Exception to Representation 10 -            Liability under the Guaranty of Recourse Obligations is
Recourse                                    limited to $3,000,000.
-----------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
Loan Name: 8479 Melrose Place Loan          Exception
[$6,000,000]

-----------------------------------------------------------------------------------------------------------
Exception to Representation 10 -            Liability under the Guaranty of Recourse Obligations is
Recourse                                    limited to $3,000,000.


-----------------------------------------------------------------------------------------------------------
Exception to Representation 32 - Due        The sponsor of the related borrower has an outstanding
on Sale or Encumbrance                      revolving credit facility with NATIXIS Real Estate Capital
                                            Inc., as lender, and is permitted by the terms of the loan documents to pledge, among other things, 100% of the equity interests in the borrower to secure its obligations under the revolving credit facility.

-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
Loan Name: 320 S. Robertson & 819 N.        Exception
LaCienega Blvd
Loan [$5,800,000]

-----------------------------------------------------------------------------------------------------------
Exception to Representation 10 -            Liability under the Guaranty of Recourse Obligations is
Recourse                                    limited to $3,000,000.

-----------------------------------------------------------------------------------------------------------
Exception to Representation 12 - Releases   The related loan documents permit the borrower to obtain
                                            the release of either one of the two retail mortgaged
                                            properties from the lien of the mortgage upon the
                                            satisfaction of certain conditions specified in the loan
                                            documents, including without limitation (i) the transfer
                                            of the release parcel to a bona-fide unaffiliated third
                                            party; (ii) there exists no continuing event of default
                                            and (iii) payment of 115% of the allocated loan amount
                                            for the released property.

-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
Loan Name: Lakewood City Center Loan        Exception
[$5,150,000]

-----------------------------------------------------------------------------------------------------------
Exception to Representation 17 - Taxes      Property is not a complete and separate tax parcel and
                                            contains two separate tax lots
-----------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
Loan Name: Shell - Firestone                Exception
Loan [$5,000,000]

-----------------------------------------------------------------------------------------------------------
Exception to Representation  42 -           Annual increase in terrorism premium is capped at twice
Terrorism Insurance                         the preceding total property insurance premium.

                                            Motiva is the sole Tenant. Motiva is permitted to
                                            self-insure if its long-term debt rating is BBB or better.

-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
Loan Name: LOGAN PORTFOLIO LOANS (14):      Exception
-----------------------------------------------------------------------------------------------------------
- Logan Portfolio - Austin, TX
-[$1,165,000],
- Logan Portfolio - Beavercreek, OH
[$1,915,000],
- Logan Portfolio - Bowling Green, KY
[$1,630,000],
- Logan Portfolio - Canton, MI
[$1,365,000],
- Logan Portfolio - Decatur, AL
[$1,755,000],
- Logan Portfolio - Evansville, IN
[$1,245,000],
- Logan Portfolio - Flowood, MS
[$1,655,000],
- Logan Portfolio - Ft. Oglethorpe, GA
[$1,305,000],
- Logan Portfolio - Gallatin, TN
[$1,455,000],
- Logan Portfolio - Huntsville, AL
[$1,750,000],
- Logan Portfolio - Murfreesboro, TN
[$1,545,000],
- Logan Portfolio - Oxford, AL
[$1,280,000],
- Logan Portfolio - Savannah, GA
[$1,555,000],
- Logan Portfolio - West Monroe - LA
[$1,540,000]
-----------------------------------------------------------------------------------------------------------

Exception to Representation 22 -            The insurance requirements under the loan documents have
Insurance                                   been waived to the extent the sole tenant is in occupancy
                                            under its lease and paying rent thereunder.

-----------------------------------------------------------------------------------------------------------

Exception to Representation 12 -
Releases                                    The related borrower under the applicable mortgage loan (the
                                            "Logan Released Mortgage Loan") is permitted to obtain a
                                            release of the mortgaged property (the "Logan Released
                                            Mortgaged Property") from the lien of the mortgage and/or a termination of any applicable cross-collateralization and
                                            cross-default provisions of the other related mortgage loans
                                            ("Logan Crossed Loans") in connection with (1) transfer of the mortgaged property to a special purpose entity acceptable to the lender ("Logan Special Transfer") or (2) repayment of the mortgage loan, provided that the following conditions are satisfied: (i) no event of default has occurred, (ii) the
                                            sole tenant at the Logan Released Mortgaged Property and sole tenants at the other Mortgaged Properties securing Logan
                                            Crossed Loans are open for business and have not defaulted in the payment of rent, (iii) the debt service coverage ratio for the Logan Released Mortgage Loan after giving effect to such release is not less than the greater of (A) the debt
                                            service coverage ratio for the Logan Released Mortgage Loan as of origination date and (B) the debt service coverage
                                            ratio for the Logan Released Mortgage Loan immediately
                                            preceding such release, (iv) the loan-to-value ratio for the remaining Mortgage Loans is not greater than 80%, (v) in the event of a full repayment, borrower under the Logan Released
                                            Mortgage Loan pays 115% of the outstanding principal (the
                                            "Release Amount") to lender with yield maintenance premium and (vi) in the event of a Logan Special Transfer, borrower complies with certain other transfer requirements of the
                                            applicable loan agreement, including (a) absence of an event of default, (b) payment of the assumption fee; (c) securing an approval of the Logan Special Transfer from the lender. In connection with a release upon the repayment of the mortgage loan, any funds remaining from the Release Amount will be
                                            applied against the outstanding principal of the remaining
                                            Logan Crossed Loans.

-----------------------------------------------------------------------------------------------------------
Exception to Representation 27 -            So long as the respective sole tenant lease is in effect
Operating Statements                        on the respective Mortgaged Property, Mortgagor will only
                                            be required to furnish on a quarterly basis a statement
                                            certified by Mortgagor (i) setting forth the rent in
                                            effect and collected for the previous calendar quarter
                                            and (ii) whether any default under the respective sole
                                            tenant lease has occurred.
-----------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
Loan Name : Six Forks - Raleigh             Exception
Loan [$2,650,000]
-----------------------------------------------------------------------------------------------------------
Exception to Representation 12 -            The related borrower is permitted to obtain a release of
Releases                                    the mortgaged property from the lien of the mortgage
                                            and/or a termination of any applicable
                                            cross-collateralization and cross-default provisions at
                                            any time  after June 1, 2009, provided that: (a)  no
                                            event of default has occurred and be continuing and (b)
                                            after giving effect to such release, the debt service
                                            coverage ratio for each of the cross-collateralized loans
                                            is not less than 1.15x.
-----------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
Loan Name: CVS Holliston                    Exception
Loan [$2,000,000]
-----------------------------------------------------------------------------------------------------------
Exception to Representation 22 - Insurance  Rental loss and/or business interruption insurance is not required to be maintained by borrower for so long as credit rating of CVS Corporation (the largest tenant at the
                                            Mortgaged Property) is determined by lender to be 'investment grade' as rated by the rating agencies.

-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
Loan Number and Name: Century Drive -       Exception
Raleigh
Loan [$1,900,000]
-----------------------------------------------------------------------------------------------------------
Exception to Representation 12 -
Releases                                    The related borrower is permitted to obtain a release of the mortgaged property from the lien of the mortgage and/or a
                                            termination of any applicable cross-collateralization and
                                            cross-default provisions at any time  after June 1, 2009,
                                            provided that: (a)  no event of default has occurred and be continuing and (b) after giving effect to such release, the debt service coverage ratio for each of the
                                            cross-collateralized loans is not less than 1.15x.

-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
Loan Name: 7772 Santa Monica Blvd Loan      Exception
 [$1,650,000]

-----------------------------------------------------------------------------------------------------------
Exception to Representation 10 -            Liability under the Guaranty of Recourse Obligations is
Recourse                                    limited to $3,000,000.
-----------------------------------------------------------------------------------------------------------

                        SCHEDULE 1 to REPRESENTATION 6

           Cross-Collateralized and Cross-Defaulted Loans (Natixis)


1.  Logan Portfolio - Austin, TX,
2.  Logan Portfolio - Beavercreek, OH,
3.  Logan Portfolio - Bowling Green, KY,
4.  Logan Portfolio - Canton, MI,
5.  Logan Portfolio - Decatur, AL,
6.  Logan Portfolio - Evansville, IN,
7.  Logan Portfolio - Flowood, MS,
8.  Logan Portfolio - Ft. Oglethorpe, GA,
9.  Logan Portfolio - Gallatin, TN,
10. Logan Portfolio - Huntsville, AL,
11. Logan Portfolio - Murfreesboro, TN,
12. Logan Portfolio - Oxford, AL,
13. Logan Portfolio - Savannah, GA,
14. Logan Portfolio - West Monroe - LA,
15. Century Drive - Raleigh and
16. Six Forks - Raleigh.

                                    EXHIBIT D

                          FORM OF OFFICER'S CERTIFICATE

            I, [______], a duly appointed, qualified and acting [______] of [___________], a [________] [______] (the "Company"), hereby certify on behalf of the Company as follows:

            1.____I have examined the Mortgage Loan Purchase Agreement, dated as of July 1, 2007 (the "Agreement"), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof (or, in the case of any particular representation or warranty set forth on Exhibit B to the Agreement, as of such other date provided for in such representation or warranty) with the same force and effect as if made on and as of the date hereof, subject to the exceptions set forth in the Agreement (including Exhibit C thereto).

            2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

            3. [FOR NATIXIS RE] I have examined the information regarding the Mortgage Loans in each Free Writing Prospectus (as defined in the Indemnification Agreement, dated June 28, (the "Indemnification Agreement") relating to the offering of the Certificates), when read in conjunction with the other Time of Sale Information (as defined in the Indemnification Agreement), the Prospectus, dated March 9, 2007, as supplemented by the Prospectus Supplement, dated June 28, 2007 (collectively, the "Prospectus"), relating to the offering of the Class A-1, , Class A-2, Class A-2FL, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, , Class A-J, Class B , Class C, Class D, Class E and Class F Certificates, the Private Placement Memorandum, dated June 28, 2007 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q, Class T and Class NR Certificates, and the Private Placement Memorandum, dated June 28, 2007 (the "Private Placement Memorandum" and together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R Class LR Certificate, and nothing has come to my attention that would lead me to believe that any Free Writing Prospectus, including any diskette attached thereto, when read in conjunction with the other Time of Sale Information (as defined in the Indemnification Agreement), as of the Time of Sale (as defined in the Indemnification Agreement) or as of the date hereof, the Prospectus, including any diskette attached thereto, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, including any diskette attached thereto, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or in the case of any Free Writing Prospectus, when read in conjunction with the other Time of Sale Information, omitted or omits to state therein a material fact necessary in order to make the statements set forth therein regarding the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

            Capitalized terms used herein without definition have the meanings given them in the Agreement.

                    [SIGNATURE APPEARS ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, I have signed my name this ___ day of July, 2007.



                                       By:____________________________________
                                          Name:
                                          Title:

                               SCHEDULE I

 MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS OBTAINED
              IN LIEU OF AN ENVIRONMENTAL SITE ASSESSMENT

Reference is made to the Representations and Warranties set forth in Exhibit B attached hereto corresponding to the Paragraph number set forth below.


None.

                              SCHEDULE II

                   MORTGAGED PROPERTY FOR WHICH OTHER
                 ENVIRONMENTAL INSURANCE IS MAINTAINED

Reference is made to the Representations and Warranties set forth in Exhibit B attached hereto corresponding to the Paragraph numbers set forth below.

Shell - Firestone.

Southgate Shopping Center.